UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52161 (Commission File Number)	264204714 (IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report and the exhibits hereto other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2015, Jammin Java Corp. (the “Company”) issued a press release, which included preliminary unaudited financial results of operations for the three months ended July 31, 2015, projections for the remainder of the 2016 fiscal year, and various other matters.  A copy of the press release is furnished as Exhibit 99.1 hereto and the preliminary unaudited financial results of operations for the three months ended July 31, 2015 and projections for the remainder of the 2016 fiscal year set forth in the press release are incorporated by reference in this Item 2.02 in their entirety.

The financial information included in the press release, including the preliminary anticipated results of operations are unaudited, remain subject to review by the Company’s independent auditors, and while such financial information represents the Company’s good faith estimates of its results of operations and balance sheet totals for the items presented therein, such results of operations and balance sheet totals as subsequently filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2015, may ultimately be materially different (either more or less favorable) than those presented in the press release. Readers should keep in mind that the anticipated results and other matters disclosed in the press release have not been reviewed or audited, are not final and are subject to adjustment prior to the filing of the Company’s Form 10-Q.  Readers are encouraged to read and review the Company’s prior Annual Report Form 10-K for the year ended July 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2015 (including, but not limited to the sections entitled “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements and Supplementary Data”), as well as the Company’s upcoming Quarterly Report on Form 10-Q for the quarter ended July 31, 2015, once filed, for more information on the Company, risks affecting the Company, its results of operations and financial condition.

Item 7.01 Regulation FD Disclosure

The discussion of the press release described in Item 2.02 above including the preliminary anticipated results of operations and projections for the remainder of fiscal 2016 contained in the press release are incorporated in this Item 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1**	Press Release, dated August 6, 2015

**Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: August 5, 2015	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit No.	Description

99.1**	Press Release, dated August 6, 2015

**Furnished herewith.